UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2026

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 885-0035

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On February 18, 2026, Interactive Strength Inc. (the "Company") entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ergatta, Inc., a Delaware corporation ("Ergatta"), Ergatta Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub"), and Tom Aulet, solely in his capacity as the securityholders’ representative (the “Securityholders’ Representative”), pursuant to which Merger Sub will merge with and into Ergatta (the “Merger”), with Ergatta surviving as a wholly owned subsidiary of the Company. At the effective time of the Merger, each issued and outstanding share of preferred stock of Ergatta (other than excluded and dissenting shares) will be cancelled and converted into the right to receive, subject to the terms of the Merger Agreement, (i) cash consideration of up to $7,000,000 paid to Ergatta's stockholders, consisting of: (a) $1,750,000 to be paid at the closing of the Merger (the “Closing”); (b) $1,750,000 in deferred cash evidenced by a senior secured promissory note to be delivered at the Closing and maturing on April 30, 2027; and (c) up to $3,500,000 to be payable on April 30, 2027, as provided by the calculations, formulas, and other procedures set forth in the Merger Agreement; and (ii) up to $9,500,000 worth of shares of Series D-1 Preferred Stock (as defined below) to be issued to Ergatta's stockholders. Additionally, the Company will issue equity incentives to certain members of Ergatta's senior management, consisting of (i) up to $2,000,000 worth of shares of Series D-2 Preferred Stock (as defined below); and (ii) up to $1,000,000 worth of shares of Series D-3 Preferred Stock (as defined below).

In the Merger Agreement, each of the Company, Ergatta and Merger Sub has made customary representations, warranties and covenants. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The representations, warranties, covenants, obligations and agreements of the parties made in the Merger Agreement will not survive the Closing, except for the covenants, obligations and agreements contained therein that by their terms expressly apply in whole or in part after the Closing.

The Merger is expected to close as early as the first quarter of 2026, subject to the satisfaction or waiver (if permitted) of customary conditions.

The board of directors of the Company has approved the Merger Agreement and the transactions contemplated therein.

The foregoing summary of the terms and conditions of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this report as Exhibit 2.1, and incorporated by reference herein.

Series D Convertible Preferred Stock

Prior to the Closing, the Company will file a certificate of designation with the Secretary of State of the State of Delaware, creating three new series of preferred stock designated as (i) Series D-1 Convertible Preferred Stock, par value $0.0001 per share (“Series D-1 Preferred Stock”) and designating 4,750,000 shares thereof, (ii) Series D-2 Convertible Preferred Stock, par value $0.0001 per share (“Series D-2 Preferred Stock”) and designating 1,000,000 shares thereof, and (iii) Series D-3 Convertible Preferred Stock, par value $0.0001 per share (“Series D-3 Preferred Stock,” collectively with Series D-1 Preferred Stock and Series D-2 Preferred Stock, “Series D Preferred Stock”) and designating 500,000 shares thereof. Series D Preferred Stock shall have no voting rights, other than any vote required by law or the Company’s Certificate of Incorporation. Series D-1 Preferred Stock and Series D-2 Preferred Stock shall convert into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) on May 3, 2027. Series D-3 Preferred Stock shall convert to shares of Common Stock on May 1, 2028.

Registration Rights Agreement

At the Closing, the Companywill enter into a registration rights agreement with the Securityholders' Representative, on behalf of the parties entitled to receive equity consideration under the Merger Agreement, pursuant to which the Company will grant customary registration rights with respect to equity consideration issuable under the Merger Agreement.

Employment Agreement

In connection with the Merger Agreement, certain members of Ergatta's senior management team (Tom Aulet and Alessandra Gotbaum) will enter into employment agreements with the Company (or Ergatta, as the surviving company) effective as of the Closing.

Subordination Agreement

As a condition to Closing, the Company shall deliver executed subordination agreements from holders of indebtedness of the Company or its affiliates whose liens would otherwise be senior to or pari passu with the existing liens, pursuant to which such holder agrees to subordinate its lien rights as contemplated by the Merger Agreement.

Item 8.01 Other Events.

The Company issued a press release announcing the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, by and among Interactive Strength Inc., Ergatta Acquisition Corp., Ergatta, Inc. and Tom Aulet, dated as of February 18, 2026

99.1	Press Release, dated February 18, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

* The schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the Securities and Exchange Commission a copy of all omitted exhibits and schedules upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	February 23, 2026	By:	/s/ Caleb Morgret
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)